UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2014

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its Charter)

Florida (State or other jurisdiction of incorporation)	0-20979 (Commission File Number)	59-0712746 (IRS Employer Identification No.)

7100 Grade Lane, P.O. Box 32428, Louisville, Kentucky (Address of principal executive offices)	40232 (Zip Code)

Company's telephone number, including area code:(502) 366-3452

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

____________________________________________________________________________________________________

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 13, 2014, Industrial Services of America, Inc. (the "Company") issued 857,143 shares of the Company's common stock pursuant to a Securities Purchase Agreement (the "Securities Purchase Agreement") to Recycling Capital Partners, LLC (the "Investor"), an investment entity principally owned by Daniel M. Rifkin, former president of OmniSource Corporation and the founder and CEO of MetalX LLC, a scrap metal recycling company headquartered in Waterloo, Indiana, for an aggregate purchase price of $3,000,000.50. Pursuant to the Securities Purchase Agreement, the Company also issued to the Investor a five-year warrant to purchase 857,143 additional shares of the Company's common stock, exercisable 6 months after the date of the Securities Purchase Agreement for an exercise price of $5.00 per share. The Securities Purchase Agreement provides the Investor with preemptive rights and a right of first refusal with respect to future securities offerings by the Company. The Company expects to use the proceeds from the Securities Purchase Agreement for general corporate purposes including debt reduction, growth initiatives, capital expenditures, and potential acquisitions.

There are no material relationships between the Company or any of its subsidiaries and the Investor other than in respect of the transactions disclosed herein.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

On June 13, 2014, in connection with the Securities Purchase Agreement, the Company and the Investor entered into a Registration Rights Agreement (the "Registration Rights Agreement"), under which the Company has agreed to (a) prepare and file a registration statement no later than December 12, 2014 and (b) cause the registration statement to be declared effective by the Securities and Exchange Commission no later than February 1, 2015 for (i) resales of the common stock issued to the Investor under the Securities Purchase Agreement, and (ii) resales of any shares of common stock issuable upon exercise of the warrant.

The Registration Rights Agreement requires the Company to pay the Investor a loss of liquidity fee for certain periods after February 1, 2015 when the registration statement is not effective or its use is suspended. The Registration Rights Agreement contains customary representations, warranties and covenants, and customary provisions regarding rights of indemnification between the parties with respect to certain applicable securities law liabilities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Director Designation Agreement

On June 13, 2014, in connection with the Securities Purchase Agreement, the Company and the Investor entered into a Director Designation Agreement (the "Director Designation Agreement") pursuant to which the Investor will have the right to designate, and require the Company's Board to appoint, up to two directors (each, a "Designated Director"). As of the date of this report, the Investor had the right to designate one director. A Designated Director will hold office until (i) his or her term expires and such Designated Director's successor designated by the Investor has been appointed or (ii) such Designated Director's earlier death, disability, disqualification, resignation or removal, and the Investor shall have the right to appoint any successor to such Designated Director. The Investor's designation rights terminate at such time that the Investor and its affiliates collectively hold less than 5% of the Company's outstanding common stock. Pursuant to the Director Designation Agreement, the Company and the Investor agreed that the designation and appointment of the Designated Director nominees will not violate applicable law and will not cause the Company to become delisted from any securities exchange or other trading market.

The foregoing description of the Director Designation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Director Designation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Wells Fargo Credit Facility

On June 13, 2014, the Company entered into a senior, secured credit facility (the "Credit Agreement") with Wells Fargo Bank, National Association (the "Bank") pursuant to which the Bank granted the Company a revolving line of credit of up to $15.0 million (the "Revolving Loan"), up to $1.0 million of which is available to the Company as a sub-facility for letters of credit. The Company may borrow up to 85% of the value of its eligible accounts receivable and 65% of the value of eligible inventory under the Revolving Loan.

The Credit Agreement also provided the Company with a secured equipment term loan of $2.8 million (the "Term Loan"). The Company used the proceeds from the Credit Agreement to repay in full its prior credit facility with Fifth Third Bank. The Company expects to use any remaining proceeds for working capital and other business purposes.

The interest rate on the Revolving Loan is equal to daily three month LIBOR plus three percent (3.00%). The interest rate on the Term Loan is equal to daily three month LIBOR plus three and 25/100 percent (3.25%). In the Event of a Default (as defined in the Credit Agreement) under either the Revolving Loan or the Term Loan, the interest rate will increase by two percent (2.0%). Each of the Revolving Loan and the Term Loan has a maturity date of June 13, 2019.

Interest under the Revolving Loan is payable monthly in arrears. Principal and interest under the Term Loan is payable in sixty (60) monthly installments, with the first payment commencing July 1, 2014, and the final unpaid principal amount, together with all accrued and unpaid interest, charges, fees, or other advances, if any, to be paid on the Termination Date (as defined in the Credit Agreement).

The Credit Agreement contains customary covenants, including a minimum EBITDA covenant, a capital expenditure covenant, and a fixed charge coverage ratio covenant, measured monthly on a trailing twelve month basis at the end of each month, beginning with the month ending June 30, 2015 of not less than 1.25 to 1.00.

The Company paid loan origination fees totaling $125.0 thousand in connection with the Credit Agreement.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, the Revolving Loan promissory note, and the Term Loan promissory note, copies of which are filed as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Security Agreement and Continuing Guaranty

As security for the Credit Agreement, the Company and each of its wholly-owned subsidiaries granted the Bank a first priority security interest in all of their assets pursuant to a Security Agreement, and each of the Company's subsidiaries guaranteed the Company's obligations under the Credit Agreement pursuant to a Continuing Guaranty.

The foregoing descriptions of the Security Agreement and the Continuing Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the Security Agreement and the Continuing Guaranty, copies of which are filed as Exhibits 10.5 and 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The disclosure set forth at Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

            The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference. The Company has relied upon the exemption from registration for private placements of securities set forth in Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01        Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.     Description

4.1                   Securities Purchase Agreement dated as of June 13, 2014 between the Company and Recycling Capital Partners, LLC.

4.2                   Registration Rights Agreement dated as of June 13, 2014 between the Company and Recycling Capital Partners, LLC.

4.3                   Common Stock Purchase Warrant dated as of June 13, 2014 by the Company to Recycling Capital Partners, LLC.

10.1                 Director Designation Agreement dated as of June 13, 2014 between the Company and Recycling Capital Partners, LLC.

10.2                 Credit Agreement dated as of June 13, 2014 between the Company and Wells Fargo Bank, National Association.

10.3                 Revolving Promissory Note dated as of June 13, 2014.

10.4                 Term Promissory Note dated as of June 13, 2014.

10.5                 Security Agreement dated as of June 13, 2014 between the Company, its subsidiaries and Wells Fargo Bank, National Association.

10.6                 Continuing Guaranty dated as of June 13, 2014 issued by the Company's subsidiaries to Wells Fargo Bank, National Association.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date:	June 18, 2014	By:	/s/ Alan Schroering
Alan Schroering
Vice-President of Finance and Interim Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.     Description

4.1                   Securities Purchase Agreement dated as of June 13, 2014.

4.2                   Registration Rights Agreement dated as of June 13, 2014.

4.3                   Common Stock Purchase Warrant dated as of June 13, 2014.

10.1                 Director Designation Agreement dated as of June 13, 2014.

10.2                 Credit Agreement dated as of June 13, 2014.

10.3                 Revolving Promissory Note dated as of June 13, 2014.

10.4                 Term Promissory Note dated as of June 13, 2014.

10.5                 Security Agreement dated as of June 13, 2014.

10.6                 Continuing Guaranty dated as of June 13, 2014.